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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 23, 2004

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                        0-028176               36-1433610
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois               60606
     (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.


         On March 23, 2004, the Company entered into a letter agreement pursuant to which the Agent and the Banks (as defined therein) acknowledged and agreed that, as of such date, the lawsuit brought by Capital Factors, Inc. and actions consolidated therewith (the "Capital Factors Lawsuit") and the SEC investigation and the investigation by the United States Attorney relating to matters that are subject to the Capital Factors Lawsuit have not resulted in a breach of the Company's Second Amended and Restated Revolving Credit and Gold Consignment Agreement (the "Credit Agreement"). In addition, the letter agreement supplements the existing provisions of the Company's Credit Agreement in relation to the Capital Factors Lawsuit, the SEC investigation and the investigation by the United States Attorney. A copy of the letter agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

         Furthermore, on March 23, 2004, the Company amended its Credit Agreement. A copy of the amendment is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.


         The information in this Item 12 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On March 23, 2004, the Company issued a press release reporting financial results for the fourth quarter and fiscal year ended January 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WHITEHALL JEWELLERS, INC.
                                                        (Registrant)


                                                 By: /s/ John R. Desjardins
                                                     ---------------------------
                                                     John R. Desjardins
                                                     Executive Vice President
                                                     and Chief Financial Officer
Date:  March 23, 2004



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                                  EXHIBIT INDEX

                            The following exhibit is furnished herewith as noted
below.
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     Exhibit No.                                Exhibit
     -----------                                -------

     10.1                                       Letter Agreement dated March 23,
                                                2004 relating to the Second
                                                Amended and Restated Revolving
                                                Credit and Gold Consignment
                                                Agreement dated as of July 29,
                                                2003 by and among the Company,
                                                LaSalle Bank National
                                                Association, as Administrative
                                                agent for the banks ("Banks")
                                                party thereto, the Banks, ABN
                                                AMRO Bank N.V., as syndication
                                                agent, and JP Morgan Chase
                                                Bank, as documentation agent.

     10.2                                       First Amendment, dated as of
                                                March 23, 2004, to the
                                                Second Amended and Restated
                                                Revolving Credit and Gold
                                                Consignment Agreement dated
                                                as of July 29, 2003 by and among
                                                the Company, LaSalle Bank
                                                National Association, as
                                                administrative agent for the
                                                Banks party thereto, the
                                                Banks, ABN AMRO Bank N.V., as
                                                syndication agent, and JP
                                                Morgan Chase Bank, as
                                                documentation agent.

     99.1 Press Release dated March 23, 2004 reporting financial results for the fourth quarter and fiscal year ended January 31,
                                                2004.
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